EXHIBIT 21
                                                       February 27, 1997

                                                               PERCENTAGE
                                                               VOTING
                                                               SECURITIES
                                          JURISDICTION         OWNED BY
                                          UNDER WHICH          IMMEDIATE
NAME                                       ORGANIZED           PARENT (%)      IMMEDIATE PARENT
____                                      ____________         __________      ________________
Domestic:

The Interpublic Group of Companies, Inc.  Delaware              -              -
  (Registrant)
Advent.LA Inc.                            California           100             Advent Event Marketing, Inc.
Casablanca Productions                    California           100             Registrant
Dailey & Associates                       California           100             Registrant
Eidolon Corporation                       California           100             Registrant
International Business Services, Inc.     California           100             Infoplan International, Inc.
Main Street Media, LLC                    California           71.5            Western International Media Corporation
Media Inc.                                California           100             Registrant
Media Partnership Corporation             California           100             Registrant
North Light, Ltd.                         California           100             Dailey & Associates
Tall Wall Media, Inc.                     California           100             Registrant
The Phillips-Ramsey Co.                   California           100             Registrant
Western Direct Marketing Group, Inc.      California           100             Western International Media Corporation
Western International Media Corporation   California           100             Registrant
Western International Syndication         California           100             Registrant
  Corporation
Western Motivational Incentives Group     California           100             Western International Media Corporation
Western Trading LLC                       California           55.45           Registrant

PAGE

Advent Event Marketing, Inc.              Delaware             100             Registrant
Advent.A2 Inc.                            Delaware             100             Advent Event Marketing, Inc.
Ammirati Puris Lintas Inc.                Delaware             100             Registrant
Anderson & Lembke, Inc.                   Delaware             100             Registrant
Angotti, Thomas, Hedge, Inc.              Delaware             100             Registrant
Asset Recovery Group, Inc.                Delaware             100             Registrant
Business Science Research Corporation,    Delaware             100             Registrant
 Inc.
Campbell-Ewald Company                    Delaware             100             Registrant
Healthcare Capital, Inc.                  Delaware             100             McCann Healthcare, Inc.
Infoplan International, Inc.              Delaware             100             Registrant
Interpublic Television, Inc.              Delaware             100             Registrant
Jack Tinker Advertising, Inc.             Delaware             100             Registrant
LFS, Inc.                                 Delaware             100             Registrant
Lowe Direct Inc.                          Delaware             100             Lowe & Partners Inc.
Lowe Holdings Inc.                        Delaware             100             Registrant
Market Reach Retail LLC                   Delaware              50             Skott, Inc.
McAvey & Grogran, Inc.                    Delaware             100             Registrant
McCann-Erickson USA, Inc.                 Delaware             100             Registrant
McCann-Erickson Marketing, Inc.           Delaware             100             Registrant
McCann-Erickson Corporation (S.A.)        Delaware             100             Registrant
McCann-Erickson (Paraguay) Co.            Delaware             100             Registrant
McCann-Erickson Worldwide, Inc.           Delaware             100             Registrant
McCann Healthcare, Inc.                   Delaware             100             McCann-Erickson USA, Inc.
Skott, Inc.                               Delaware             100             Newspaper Services of America, Inc.
The Coleman Group, LLC                    Delaware              51             Interpublic Television, Inc.
The Lowe Group, Inc.                      Delaware             100             Lowe Worldwide Holdings B.V.
Weller & Klein Research, Inc.             Delaware             100             Registrant
Ben Dispositions, Inc.                    Florida              100             LFS, Inc.
Draft Direct Worldwide, Inc.              Illinois             100             Registrant
Quest & Associates, Inc.                  Kansas               100             Registrant
Adware Systems, Inc.                      Kentucky             100             McCann-Erickson USA, Inc.
Weber Group, Inc.                         Massachusetts        100             WPR Acquisition Corp.
Thunder House, Inc.                       Massachusetts        100             WPR Acquisition Corp.
WPR Acquisition Corp.                     Massachusetts        100             McCann-Erickson USA, Inc.
C-E Communications Company                Michigan             100             Registrant
PAGE

Campbell Mithun Esty Inc.                 Minnesota             50             Registrant
Newspaper Services of America, Inc.       Minnesota            100             Registrant
Interpublic, Inc.                         New Jersey           100             Registrant
Torre, Renta, Lazur, Inc.                 New Jersey           100             Registrant
GDL, Inc.                                 New York             100             The Lowe Group, Inc.(100% of
                                                                                 Common Stock) and Goldschmidt Dunst &
                                                                                 Lawson Corp. (100% of Preferred Stock)
Goldschmidt Dunst & Lawson Corp.          New York             100             The Lowe Group, Inc.
Interpublic Game Shows, Inc.              New York             100             Registrant
Jay Advertising, Inc.                     New York             100             Registrant
LCF&L, Inc.                               New York                             The Lowe Group, Inc. (99.9%)
                                                                                 and GDL, Inc. (.1%)
Lowe McAdams Healthcare Inc.              New York             100             Lowe Holdings Inc.
Lowe & Partners Inc.                      New York             100             Lowe International Limited (80%)
                                                                                 and Lowe Worldwide Holdings B.V.(20%)
McCann Direct, Inc.                       New York             100             Registrant
Momentum IMC Company                      New York             100             Registrant
Scali, McCabe, Sloves, Inc.               New York             100             Registrant
The Gotham Group, Inc.                    New York             100             Registrant
Addison Whitney, Inc.                     North Carolina       100             Registrant
Long Haymes Carr Lintas, Inc.             North Carolina       100             Registrant
Marketing Arts Corporation                Virginia             100             The Martin Agency, Inc.
Cabell Eanes, Inc.                        Virginia             100             The Martin Agency, Inc.
The Martin Agency, Inc.                   Virginia              91             Scali, McCabe, Sloves, Inc.


FOREIGN:

Interpublic S.A. de Publicidad            Argentina            100             Registrant
Ammirati Puris Lintas Communications      Australia            100             Ammirati Puris Lintas
  Proprietary Limited                     (New South Wales)                     Pty. Limited
Ammirati Puris Lintas Proprietary Limited                      Australia       100                 Registrant
                                          (New South Wales)
Ammirati Puris Lintas Melbourne           Australia            100             Ammirati Puris Lintas Proprietary
 Proprietary Limited                      (Victoria)                             LimitedPAGE

CWFS                                      Australia            100             McCann Australia (50%) and
                                                                                 McCann New Zealand (50%)
McCann-Erickson Advertising Pty. Limited  Australia            100             Registrant
                                          (New South Wales)
Merchant and Partners (Sydney) Pty. Ltd.  Australia            100             Merchant and Partners Australia
                                                                                 Pty. Limited
Merchant and Partners Australia Pty.      Australia            100             Registrant
  Limited
Sales Communications International Pty.   Australia            100             McCann Erickson Advertising
  Limited                                 (New South Wales)                      Pty. Ltd.
Underline Design Group Pty. Limited       Australia             51             Ammirati Puris Lintas
                                                                                  Communications Pty. Limited
Ammirati Puris Lintas Werbeagentur        Austria              100             Registrant
  Gesellschaft m.b.H.
Campbell Ewald Werbeagentur Ges.m.b.H.    Austria              100             Lowe Worldwide Holdings B.V.
Initiatives Media Werbemittlung           Austria              100             Ammirati Puris Lintas Werbe
  Ges.m.b.H.                                                                     agentur Gesellschaft m.b.H.
McCann-Erickson Gesellschaft m.b.H.       Austria              100             Registrant
PCS Werbeagentur Ges.m.b.H.               Austria              100             Ammirati Puris Lintas
Werbeagentur                                                                      Gesellschaft m.b.H.
A.C.E. Advertising Creation Marketing     Belgium              100             Ammirati Puris Lintas Brussels
  B.V.                                                                           S.A.
Ammirati Puris Lintas Brussels S.A.       Belgium              100             Ammirati Puris Lintas Holding B.V.
De Roeck En Heering P.R. Consultants N.V. Belgium              100             Ammirati Puris Lintas Brussels S.A.
Direct Creations S.A.                     Belgium              100             Lowe Troost S.A.
Initiative Media Brussels S.A.            Belgium              100             Ammirati Puris Lintas Brussels
                                                                                 S.A. (96%) and Initiatives
                                                                                 Media (a French corporation)(4%)
Initiative Media International S.A.       Belgium              100             Lintas Holding B.V.
Lowe Troost S.A.                          Belgium              100             Lowe Worldwide Holdings B.V.
McCann-Erickson Co. S.A.                  Belgium              100             Registrant
Programming Media International-PMI S.A.  Belgium              100             Registrant
Universal Media, S.A.                     Belgium              100             McCann Belgium (50%)
                                                                                  Lowe Troost S.A. (50%)
PAGE
Triad Assurance Limited                   Bermuda              100             Registrant
Interpublic Publicidade e Pesquisas       Brazil               100             International Business Services,
  Sociedade Limitada                                                             Inc.
McCann-Erickson Publicidade Ltda.         Brazil               100             Registrant
MPM Lintas Communicacoes Ltda.            Brazil               98.75           Registrant
PPA Profissionais de Promocao Associados  Brazil               100             MPM Lintas Communicacoes Ltda.
  Ltda.
Universal Publicidade Ltda                Brazil               100             Interpublic Publicidate
                                                                                 E Pesquisas Sociedade Ltda.
Ammirati Puris Lintas Canada Ltd.         Canada               100             Registrant
Harrod & Mirlin, Inc.                     Canada               100             Registrant (61.5%) and
                                                                                 McCann-Erickson Advertising of
                                                                                 Canada Ltd. (38.5%)
Lowe Holdings Ltd.                        Canada               100             Lowe Investments Ltd.
Lowe Investments Limited                  Canada               100             Lowe Worldwide Holdings B.V.(45.9%)
                                                                                 and Scali, McCabe, Sloves, Inc.(54.1%)
McCann-Erickson Advertising of            Canada (Federal)     100             Registrant
  Canada Ltd.
MacLaren Lintas Inc.                      Canada (Federal)     100             Registrant
Promaction Corporation                    Canada               100             McCann-Erickson Advertising of Canada
Ammirati Puris Lintas Chile S.A.          Chile                100             Ammirati Puris Lintas Holding B.V.
Initiative Media Chile                    Chile                100             Ammirati Puris Lintas Chile S.A.
McCann-Erickson S.A. de Publicidad        Chile                100             Registrant
Ammirati Puris Lintas Colombia            Colombia             100             Registrant
Harrison Publicidad De Colombia S.A.      Colombia             100             Registrant
McCann-Epoca S.A.                         Colombia              60             Registrant
McCann-Erickson Centroamericana           Costa Rica           100             Registrant
  (Costa Rica) Ltda.
McCann-Erickson Zagreb                    Croatia              100             McCann-Erickson International GmbH
McCann-Erickson Prague                    Czech Republic       100             McCann-Erickson International GmbH
PAGE
Lintas Praha Spol. s.r.o.                 Czech Republic       100             Ammirati Puris Lintas
                                                                                 Deutschland GmbH
Lintas Danmark A/S                        Denmark              100             Ammirati Puris Lintas Holding B.V.
McCann-Erickson A/S                       Denmark              100             Registrant
Milvang/GR2 A/S                           Denmark              100             Lintas Danmark A/S
Pool Media International Aps              Denmark              100             Registrant
Signatur APS                              Denmark              100             Lintas Danmark A/S
McCann-Erickson Dominicana, S.A.          Dominican Republic   100             Registrant
McCann-Erickson (Ecuador)                 Ecuador               96             McCann-Erickson Corporation
  Publicidad S.A.                                                                (International)
McCann-Erickson Centro Americana          El Salvador          100             Registrant
  (El Salvador) S.A.
ABM Kershaw Limited                       England              100             Lowe International Limited
Adware Systems Limited                    England              100             Orkestra Limited
Allen Brady & Marsh Ltd.                  England              100             Tavistock Advertising Limited
Ammirati Puris Lintas Worldwide           England              100             Interpublic Limited
  Limited
Artel Studios Limited                     England              100             Stowe, Bowden, Wilson Limited
Brilliant Pictures Limited                England              100             Still Price Court Twivy D'Souza
                                                                                  Lintas Group Limited
Brompton Advertising Ltd.                 England              100             The Brompton Group Ltd.
Brompton Promotions Ltd.                  England              100             The Brompton Group Ltd.
Bureau of Commercial Information          England              100             Registrant
  Limited
Bureau of Commercial Research Limited     England              100             Registrant
CM Lintas International Ltd.              England              100             Interpublic Limited
Clovercrest Limited                       England              100             Lowe International Limited
Coachouse Ltd.                            England              100             McCann-Erickson Manchester Limited
Colourwatch Ltd.                          England              100             Lowe International Limited
Colourwheel Limited                       England              100             Lighthold Limited
Epic (Events & Programming                England              100             Interpublic Limited
  International Consultancy) Limited
Face Photosetting Ltd.                    England              100             Smithfield Lease Limited
Fieldplan Ltd.                            England              100             Interpublic Limited
Gotham Limited                            England              100             Lowe International Limited
H.K. McCann Limited                       England              100             McCann Erickson Advertising
                                                                                 Limited
PAGE
Initiative Media Limited                  England              100             Interpublic Limited
Initiative Media London Limited           England              99.5            Still Price Court Twivy D'Souza
                                                                                  Lintas Group Limited
Interfocus Group Limited                  England               75             Registrant
Interfocus Network Ltd.                   England               75             Interfocus Group Ltd.
International Poster Management Ltd.      England              100             Interpublic Limited
Interpublic Limited                       England              100             Registrant
Interpublic Pension Fund Trustee          England              100             Interpublic Limited
  Company Limited
LHSB Management Services Ltd.             England              100             Lowe International Limited
Lighthold Limited                         England              100             Lowe International Limited
Lintas Overseas Limited                   England              100             Interpublic Limited
Lintas Superannuation Trustees            England              100             Ammirati Puris Lintas Worldwide
  Limited                                                                        Limited
Lintas Supplementary Pension              England              100             Ammirati Puris Lintas Worldwide
  Limited                                                                        Limited
Lintas W.A. Limited                       England              100             Interpublic Limited
Lowe Direct Limited                       England               75             Lowe International Limited
Lowe Howard-Spink Ltd.                    England              100             Lowe International Limited
Lowe & Howard-Spink Media Limited         England              100             Lighthold Limited
Lowe International Limited                England              100             Interpublic Limited
Matter of Fact Communications Limited     England              100             McCann-Erickson Bristol Limited
McCann Communications Limited             England              100             Interpublic Limited
McCann-Erickson Advertising Limited       England              100             Interpublic Limited
McCann-Erickson Bristol Limited           England              100             McCann-Erickson United Kingdom
                                                                                 Limited
McCann-Erickson Central Limited           England              100             McCann-Erickson United Kingdom
                                                                                 Limited
McCann-Erickson Manchester Limited        England              100             McCann-Erickson United Kingdom
                                                                                 Limited
McCann-Erickson United Kingdom            England              100             Interpublic Limited
  Limited
McCann Properties Limited                 England              100             McCann-Erickson United Kingdom
                                                                                 Limited
Orbit International (1990) Ltd.           England              100             Lowe International Limited
Orkestra Ltd.                             England              100             Interpublic Limited
Poundhold Ltd.                            England              100             Lowe International Limited
Salesdesk Limited                         England              100             Orkestra Ltd.
PAGE
S.C. Advertising (UK) Limited             England              100             Lowe International Limited
Smithfield Lease Limited                  England              100             Lowe International Limited
Still Price Court Twivy D'Souza           England              100             Interpublic Limited
  Lintas Group Limited
Still Price Court Twivy                   England              100             Still Price Court Twivy D'Souza
  D'Souza Lintas Limited                                                          Lintas Group Limited
Stowe, Bowden, Wilson Limited             England              100             McCann-Erickson United Kingdom Limited
Talbot Television Limited                 England              100             Fremantle International Inc.
Tavistock Advertising Limited             England              100             Lowe International Limited
The Below the Line Agency Limited         England              100             Interpublic Limited
The Brompton Group Ltd.                   England              100             Lowe International Limited
The Howland Street Studio Ltd.            England              100             Interpublic Limited
The Lowe Group Limited                    England              100             Lowe International Limited
The Lowe Group Nominees Ltd.              England              100             Lowe International Limited
The Results Machine Limited               England              100             Lowe International Limited
Two Six Seven Limited                     England              100             Lowe International Limited
Universal McCann Limited                  England              100             Interpublic Limited
Western International Media Ltd.          England              100             Lowe International Holdings B.V.
Brindfors Production Oy                   Finland              100             Lowe Brindfors Oy
Hasan Oy                                  Finland              100             Registrant
Lintas Make Direct Oy                     Finland              100             Lintas Oy
Lintas Oy                                 Finland              100             Lintas Holding B.V.
Lintas Service Oy                         Finland              100             Lintas Oy
Lowe Brindfors Oy                         Finland              100             Lowe Scandinavia AB
Mainostoinisto Womena - McCann Oy         Finland              100             Registrant
McCann-Pro Oy                             Finland              100             Oy Liikemainonta-McCann AB
Oy Liikemainonta-McCann AB                Finland              100             Registrant
PMI - Mediaporssi Oy                      Finland               66             Oy Liikemainonta-McCann AB (33%)
                                                                                 and Lintas Oy (33%)
Womena-Myynninvauhdittajat Oy             Finland              100             Oy Liikemainonta-McCann AB
Ammirati Puris Lintas-Paris               France               100             France C.C.P.M.
Creation Sarl                             France               97.5            SP3 S.A.
Delacroix et Gervasi S.A.                 France               100             SP3
Delacroix S.A.                            France               60.1            McCann-Erickson (France)
PAGE

E.C. Television/Paris, S.A.               France               100             France C.C.P.M.
Fab + S.A.                                France               99.4            SP3 S.A.
France C.C.P.M.                           France               100             Ammirati Puris Lintas Holding B.V.
Infernal Sarl                             France               100             SP3 S.A.
Initiatives Media Paris                   France               100             France C.C.P.M.
Initiative Media International S.A.       France               100             Ammirati Puris Lintas Holding B.V.
Leuthe & Associates                       France                85             McCann-Erickson France Holding Co.
Lowe Alice S.A.                           France               100             Lowe Worldwide Holdings B.V.
Lowe Alice SMC                            France                50             Lowe Alice S.A.
McCann Communications                     France                75             McCann-Erickson (France)
McCann - Promotion S.A.                   France               99.8            McCann-Erickson (France)
McCann-Erickson (France)                  France               100             Registrant
McCann-Erickson (Paris) S.A.              France               100             McCann-Erickson (France)
McCann CDR                                France                74             McCann-Erickson France Holding Co.
McCann Rhone Alpes S.A.                   France               100             McCann-Erickson (France)
Publi Media Service                       France                50             Owned in quarters by McCann,
                                                                                 Ammirati Puris Lintas agencies
                                                                                 in France, Publicis and Idemedia
Slad                                      France                60             McCann-Erickson France Holding Co.
SP3 Conseil S.A.                          France               100             SP3 S.A.
SP3 Conseils Paris S.A.                   France               99.8            SP3 S.A.
SP3 Lyon S.A.                             France                95             SP3 S.A.
SP3 S.A.                                  France               100             McCann-Erickson (France)
Sprint S.A.                               France               100             France C.C.P.M.
Strateus                                  France                72             France CCPM
Universal Media S.A.                      France               100             McCann-Erickson (France)
Valefi                                    France                55             McCann-Erickson France Holding Co.
Virgo (formerly Virtuelle)                France                60             Fieldplan U.K.

PAGE

Adplus GmbH                               Germany              100             Lowe & Partners GmbH Frankfurt
Ammirati Puris Lintas Deutschland         Germany              100             Registrant
   GmbH
Ammirati Puris Lintas Direct GmbH         Germany              100             Ammirati Puris Lintas
                                                                                 Deutschland GmbH
Ammirati Puris Lintas Frankfurt GmbH      Germany              100             Ammirati Puris Lintas Hamburg GmbH
Ammirati Puris Lintas Hamburg GmbH        Germany              100             Ammirati Puris Lintas Deutschland GmbH
Ammirati Puris Lintas S Sales             Germany              100             Ammirati Puris Lintas
  Communications GmbH                                                            Deutschland GmbH
Baader-Lang-Behnken GmbH                  Germany               82             Ammirati Puris Lintas Deutschland GmbH
Creative Media Services GmbH              Germany              100             Ammirati Puris Lintas Deutschland
Fernsehproduktions GmbH                   Germany              100             Fremantle International, Inc.
Gottschall & Partners                     Germany              100             Lowe & Partners Frankfurt
Heinrich Hoffman & Partner GmbH           Germany              100             Lowe & Partners GmbH Frankfurt
IMP Germany                               Germany               75             Ammirati Puris Lintas Deutschland GmbH
Initiativ Media GmbH                      Germany              100             Ammirati Puris Lintas Deutschland GmbH
Initiativ Verkaufsforderung GmbH          Germany              100             Ammirati Puris Lintas Hamburg GmbH
Interpublic GmbH                          Germany              100             Registrant
K&S Werbeagentur Marketing und            Germany              100             Adplus GmbH
  Consulting GmbH
Koch Media Planning                       Germany              100             Ad Plus
Krakow McCann-Erickson GmbH               Germany              100             McCann-Erickson Deutschland GmbH
Lowe & Partners GmbH Dusseldorf           Germany              100             Lowe Worldwide Holdings B.V.
                                                                                (75%)and Registrant (25%)
Lowe & Partners GmbH Frankfurt            Germany              100             Lowe & Partners GmbH Dusseldorf
Lowe & Partners GmbH Hamburg              Germany              100             Lowe & Partners GmbH Dusseldorf
Lowe & Partners Healthcare GmbH           Germany              100             Lowe & Partners GmbH Frankfurt
Max W.A. Kamer GmbH                       Germany              100             Ammirati Puris Lintas Deutschland GmbH
McCann Direct GmbH Agentur Fuer           Germany              100             McCann-Erickson Deutschland
  Consulting GmbH                                                                GmbH
 PAGE

McCann-Erickson (International) GmbH      Germany              100             Registrant
McCann-Erickson Deutschland GmbH          Germany              100             McCann-Erickson (International) GmbH
McCann-Erickson Scope GmbH                Germany              100             McCann-Erickson Deutschland GmbH
McCann-Erickson Frankfurt GmbH            Germany              100             McCann-Erickson Deutschland GmbH
McCann-Erickson Hamburg GmbH              Germany              100             McCann-Erickson Deutschland GmbH
McCann-Erickson Nurnberg GmbH             Germany              100             McCann-Erickson Deutschland GmbH
McCann-Erickson Service GmbH              Germany              100             McCann-Erickson Deutschland GmbH
McCann-Promotion GmbH                     Germany              100             McCann-Erickson Deutschland GmbH
McCann Healthcare Pharma Kommunikation    Germany              100             McCann-Erickson Deutschland GmbH
 GmbH
McCann-Erickson Management Property GmbH  Germany              100             McCann-Erickson Deutschland GmbH(80%)
                                                                                 Interpublic GmbH (20%)
Typo-Wenz Artwork GmbH                    Germany              100             Interpublic GmbH
Universalcommunication Media Intensiv     Germany              100             Interpublic GmbH
  GmbH
Unterstuetzungskasse der H.K.             Germany              100             McCann-Erickson (International)
  McCann Company GmbH                                                            GmbH
Ammirati Puris Lintas Worldwide           Greece               100             Interpublic Limited
  Advertising (Hellas) L.L.C.
Fremantle Hellas                          Greece                95             Talbot Television Limited
McCann-Erickson (Hellas) E.P.E.           Greece               100             Registrant
Sprint Advertising S.A.                   Greece                51             Fieldplan Limited
Initiative Media Advertising S.A.         Greece               100             Fieldplan Limited
Universal Media Greece                    Greece               100             McCann-Erickson (International)GmbH
Publicidad McCann-Erickson                Guatemala            100             Registrant
  Centroamericana (Guatemala), S.A.
McCann-Erickson Centroamericana           Honduras             100             Registrant
  S. de R.L.(Honduras)

PAGE

Ammirati Puris Lintas Hong Kong Limited   Hong Kong            100             Ammirati Puris Lintas Holding B.V.
Infoplan (Hong Kong) Limited              Hong Kong            100             McCann-Erickson (HK) Limited
Interpublic (China) Limited               Hong Kong            100             Registrant
McCann-Erickson (HK) Limited              Hong Kong            100             Registrant
Initiative Media Hungary                  Hungary              100             Lintas Budapest
Lintas Budapest Reklam es Marketing       Hungary               90             Ammirati Puris Lintas Deutschland
  Kommunicacios Kft                                                              GmbH
McCann-Erickson Interpress International  Hungary              100             Registrant
  Advertising Agency Ltd.
McCann-Erickson (India) Pvt.              India                 60             McCann-Erickson Worldwide Inc.
Ammirati Puris Lintas Milano S.p.A.       Italy                100             Ammirati Puris Lintas Holding B.V.
Centro Media Planning-Buying-Booking      Italy                100             Ammirati Puris Lintas Milano
  S.r.l.                                                                         S.p.A.
Chorus Media Srl                          Italy                 51             Pirella Gottsche Lowe S.p.A.
Harrison McCann S.r.l.                    Italy                100             McCann-Erickson Italiana S.p.A.
McCann-Erickson Italiana S.p.A.           Italy                100             Registrant
McCann Marketing Communications S.p.A.    Italy                100             McCann-Erickson Italiana S.p.A.
Pirella Gottsche Lowe S.p.A.              Italy                 95             Lowe Worldwide Holdings B.V.
Pool Media International (P.M.I.) S.r.l.  Italy                100             Registrant (95%) and Business
                                                                                 Science Research Corp (5%)
Universal Media Srl                       Italy                100             McCann-Erickson Italiana S.p.A.(50%)
                                                                                 Pirella Gottsche Lowe S.p.A. (50%)
Lintas - Abidjan                          Ivory Coast           67             France C.C.P.M.
McCann-Erickson (Jamaica) Limited         Jamaica              100             Registrant
Hakuhodo Lintas K.K.                      Japan                 50             Registrant
Lintas Japan K.K.                         Japan                100             Ammirati Puris Lintas Nederland B.V.
McCann-Erickson Inc.                      Japan                100             Registrant
McCann-Erickson (Kenya) Limited           Kenya                 73             Registrant
Ammirati Puris Lintas (Malaysia)          Malaysia             100             Registrant
   Sdn. Bhd.
Initiative Media (M) Sdn. Bhd.            Malaysia             100             Ammirati Puris Lintas (Malaysia)
                                                                                 Sdn. Bhd.

PAGE

McCann-Erickson (Malaysia) Sdn. Bhd.      Malaysia             100             Registrant
Mutiara-McCann (Malaysia) Sdn. Bhd.       Malaysia             83.50           Registrant
Universal Communication Sdn. Bhd.         Malaysia             100             McCann-Erickson (Malaysia) Sdn. Bhd.
Lowe Mauritius Limited                    Mauritius            100             Lowe Holdings Inc.
Ammirati Puris Lintas S.A. de C.V.        Mexico               100             Registrant
Corporacion Interpublic Mexicana,         Mexico               100             Registrant and Inversionistas
  S.A. de C.V.                                                                  Asociados, S.A. de C.V.
Inversionistas Asociados, S.A. de C.V.    Mexico               100             Registrant
Lintas Direct S.A. de C.V.                Mexico               100             Registrant
Lowe & Partners/SMS De Mexico, S.A.       Mexico                74             Scali, McCabe, Sloves, Inc.
Lintas Worldwide Namibia (Pty) Limited    Namibia              100             Fieldplan Ltd.
Ammirati Puris Lintas Direct B.V.         Netherlands           80             Ammirati Puris Lintas Nederland B.V.
Ammirati Puris Lintas Holding B.V.        Netherlands          100             Registrant
Ammirati Puris Lintas Nederland B.V.      Netherlands          100             IPG Nederland B.V.
Data Gold B.V.                            Netherlands          100             IPG Nederland B.V.
Initiative Media B.V.                     Netherlands          100             Ammirati Puris Lintas Nederland B.V.
IPG Nederland B.V.                        Netherlands          100             Registrant
Lowe Europa B.V.                          Netherlands          100             Lowe Worldwide Holdings B.V.
Lowe International Holdings B.V.          Netherlands          100             Registrant
Lowe Kuiper & Schouten B.V.               Netherlands          100             Lowe Worldwide Holdings B.V.
Lowe Worldwide Holdings B.V.              Netherlands          100             Poundhold Ltd.
McCann-Direct B.V.                        Netherlands          100             McCann-Erickson (Nederland) B.V.
McCann-Erickson (Nederland) B.V.          Netherlands          100             IPG Nederland B.V.
McCann-Erickson Industrieel B.V.          Netherlands          100             McCann-Erickson (Nederland) B.V.
P. Strating Promotion B.V.                Netherlands          100             IPG Nederland B.V.
Programming Media International B.V.      Netherlands          100             Registrant
Reclame-Adviesbureau Via B.V.             Netherlands          100             IPG Nederland B.V.
Universal Media B.V.                      Netherlands          100             IPG Nederland B.V.
Zet Zet B.V.                              Netherlands          100             Data Gold B.V.
Ammirati Puris Lintas (NZ) Limited        New Zealand          100             Registrant
McCann-Erickson Limited                   New Zealand          100             Registrant
Universal Media Limited                   New Zealand          100             McCann-Erickson Limited

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
McCann-Erickson Belfast Limited           Northern Ireland     100             McCann-Erickson United Kingdom Limited
JBR Reklamebyra A/S                       Norway               100             McCann-Erickson A/S
JBR Filialen A/S                          Norway               100             JBR Reklamebyra A/S
JBR Film A/S                              Norway               100             JBR Reklamebyra A/S
JBR Invest A/S                            Norway               100             JBR Reklamebyra A/S
Lowe Norway A/S                           Norway               100             Lowe Scandinavia AB
McCann-Erickson A/S                       Norway               100             Registrant
McCann Production A/S                     Norway               100             McCann-Erickson A/S
Universal Media A/S                       Norway               100             McCann-Erickson A/S
McCann-Erickson de Panama, S.A.           Panama               100             Registrant
Universal Ideas S.A.                      Panama               100             McCann-Erickson de Panama, S.A.
Conte/McCann-Erickson de Panama S.A.      Panama                51             McCann-Erickson de Panama, S.A.
McCann-Erickson (Paraguay) Company        Paraguay             100             McCann-Erickson (Paraguay) Co.
                                                                                 (Delaware)
Ammirati Puris Lintas China               People's Republic     50             Registrant & Shanghai Bang Da
                                           of China                              Advertising
McCann-Erickson Guangming Advertising     People's Republic     51             McCann-Erickson Worldwide
  Limited                                   of China
McCann-Erickson Corporacion Publicidad    Peru                 100             Registrant
  S.A.
McCann Group of Companies, Inc.           Philippines          100             Registrant
ITI McCann-Erickson International         Poland                50             McCann-Erickson International
  Advertising                                                                    GmbH
Lintas Warszawa                           Poland               100             Ammirati Puris Lintas Deutschland GmbH
Ammirati Puris Lintas, Ltda.              Portugal             100             Ammirati Puris Lintas Holding B.V.
Fremantle Portugal, Producoes Televisas,  Portugal             100             Talbot Television Limited (95%)
  LDA                                                                            and Fremantle International Inc. (5%)
Inciativas De Meios-Actividades           Portugal              98             Ammirati Puris Lintas, Ltda.
  Publicitarias, Limitada
Lowe Portuguesa Publicidade a Estudios de Portugal             100             Lowe Worldwide Holdings B.V.
  Mercado, S.A.
McCann-Erickson/Portugal Limitada         Portugal             100             Business Science Research
                                                                                 Corporation
PAGE

Universal Media Publicidade, Limitada     Portugal             100             McCann-Erickson/Portugal Limitada
Lintas Puerto Rico, Inc.                  Puerto Rico          100             Ammirati Puris Lintas, Inc.
McCann-Erickson, Limited                  Republic of          100             Registrant
                                          Ireland
McCann-Erickson Moscow                    Russia               100             McCann-Erickson International
                                                                                 GmbH
McCann-Erickson Scotland Limited          Scotland             100             McCann-Erickson United Kingdom
                                                                                Limited
Lintas Worldwide (Singapore) Private      Singapore            100             Registrant
  Limited
Ammirati Puris Lintas (Proprietary)       South Africa         100             Ammirati Puris Lintas Holding
   Limited                                                                       B.V. (76%) Registrant (24%)
McCann Cape Town (Proprietary) Limited    South Africa         100             McCann Group
McCann Durban (Proprietary) Limited       South Africa         100             McCann Group
McCann-Erickson (Singapore) Private       Singapore            100             Registrant
  Limited
McCann-Erickson South Africa (Pty.)       South Africa         100             Registrant
  Ltd. ("McCann Group")
McCann International (Proprietary)        South Africa         100             McCann Group
  Limited
McCann South Africa Proprietary Limited   South Africa         100             McCann-Erickson Johannesburg
                                                                                  (Proprietary) Limited
McCann-Erickson Johannesburg              South Africa         100             McCann-Erickson South Africa
  (Proprietary) Limited                                                           (Proprietary) Limited
McCannix Proprietary Limited              South Africa         100             McCann-Erickson Johannesburg
                                                                                  (Proprietary) Limited
Media Initiative (Proprietary) Limited    South Africa         100             Ammirati Puris Lintas (Proprietary)
                                                                                 Limited
Media Solutions (Proprietary) Limited     South Africa         100             McCann Group
Universal Media (Proprietary) Limited     South Africa         100             McCann Group
Lintas Korea, Inc.                        South Korea          100             Registrant
McCann-Erickson, Inc.                     South Korea           51             McCann-Erickson Marketing, Inc.
Ammirati Puris Lintas S.A.                Spain                100             Ammirati Puris Lintas Holding B.V.
Cinestar S.A.                             Spain                100             Clarin, S.A.
Clarin, S.A.                              Spain                100             McCann-Erickson S.A.

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
Encuadre S.A.                             Spain                 67             Clarin, S.A.
Events & Programming International        Spain                100             Registrant
  Consultancy, S.A. (EPIC)
Fremantle de Espana S.L.                  Spain                100             Fremantle International Inc.
Iniciativas de Medios, S.A.               Spain                100             Ammirati Puris Lintas, S.A.
Lowe Dospordos S.A.                       Spain                83.7            Lowe Worldwide Holdings B.V.
Lowe MBAC S.A.                            Spain                100             Lowe Worldwide Holdings B.V.
Lowe RZR S.A.                             Spain                 80             Lowe International Holdings B.V.
McCann-Erickson S.A.                      Spain                100             Registrant
McCann-Erickson Barcelona S.A.            Spain                100             Registrant
Pool Media International S.A.             Spain                100             Registrant
Universal Media S.A.                      Spain                100             McCann-Erickson S.A.
AB Ammirati Puris Lintas Shoppen          Sweden               100             Ammirati Puris Lintas AB
Ammirati Puris Lintas AB                  Sweden               100             Ammirati Puris Lintas Holding B.V.
Interpublic Svenska AB                    Sweden               100             Lowe International Holdings B.V.
Lost Forever AB                           Sweden               100             Lowe Scandinavia AB
Lowe Brindfors AB                         Sweden               100             Lowe Scandinavia AB
Lowe Brindfors Annonsbyra AB              Sweden               100             Lowe Scandinavia AB
Lowe Scandinavia AB                       Sweden               100             Interpublic Svenska AB
McCann-Erickson AB                        Sweden               100             Registrant
Message Plus Media                        Sweden                85             Lowe Scandinavia AB
PMI Initiative Universal Media AB         Sweden               100             Ammirati Puris Lintas AB (50%)
                                                                                  McCann-Erickson AB (50%)
Ronnberg & Co. A.B.                       Sweden               100             McCann-Erickson AB
Swedish Media Exchange SMX AB             Sweden               100             Lowe Scandinavia AB
Werne & Co. Annonsbyra I Malmoe AB        Sweden               100             McCann-Erickson AB
Werne & Co. Annonsbyra AB                 Sweden               100             McCann-Erickson AB
Fisch Meier Direkt Switzerland            Switzerland          100             Ammirati Puris Lintas Deutschland GmbH
Get Neue Gestaltungstechnik AG            Switzerland           80             Bosch & Butz Werbeagenter
Lintas A.G.                               Switzerland          100             Ammirati Puris Lintas Holding B.V.
Initiative Media Switzerland              Switzerland          100             Ammirati Puris Lintas Holding B.V.
McCann-Erickson S.A.                      Switzerland          100             Registrant

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
McCann-Erickson Services S.A.             Switzerland          100             Registrant
P.C.M. Marketing AG                       Switzerland          100             Ammirati Puris Lintas Deutschland GmbH
Pool Media-PMI S.A.                       Switzerland          100             Registrant
Unimedia S.A.                             Switzerland          100             Registrant
Werbeagenter AG                           Switzerland           80             Lowe International Holdings B.V.
Lintas Taiwan Limited                     Taiwan               100             Registrant
McCann-Erickson Communications Group      Taiwan               100             Registrant
  Co.Ltd.
Lintas (Thailand) Ltd.                    Thailand              80             Registrant
McCann-Erickson (Thailand) Ltd.           Thailand             100             Registrant
Lintas Gulf Limited                       Tortola               51             Ammirati Puris Lintas Worldwide Limited
McCann-Erickson (Trinidad) Limited        Trinidad             100             Registrant
Grafika Lintas Reklamcilik A.S.           Turkey                51             Registrant
Initiative Media Istanbul                 Turkey                70             Registrant
Link Ajams Limited Sirketi                Turkey               100             PARS
McCann-Direct Reklam Tanitama             Turkey               100             PARS
  Servisleri A.S.
PARS McCann-Erickson Reklamcilik          Turkey               100             Registrant
  A.S.("PARS")
Universal Media Planlama Ve Dagitim       Turkey               100             PARS
McCann-Erickson Publicidad De             Venezuela            99.67           Registrant
  Venezuela, S.A.
McCann-Erickson Payne, Golley Ltd.        Wales                75.9            McCann-Erickson United Kingdom Limited
Lintas (Private) Limited                  Zimbabwe              80             Fieldplan Ltd.

A number of inactive subsidiaries and other subsidiaries, all of which considered in the aggregate as a single subsidiary would not constitute a significant subsidiary, are omitted from the above list.

These subsidiaries normally do business under their official corporate names.  International Business Services, Inc.
does business in Michigan under the name "McCann-I.B.S., Inc." and in New York under the name "McCann International
Business Services".  Ammirati Puris Lintas, Inc. conducts business through its Ammirati Puris Lintas New York division.
McCann-Erickson conducts some of its business in the states of Kentucky and Michigan under the name "McGraphics".
McCann-Erickson USA, Inc. does business in Michigan under the name SAS and does business in Indiana, Michigan, New York,
Pennsylvania and Wisconsin under the name of McCann-Erickson Universal Group.
